UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

Recro Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-36329	26-1523233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Lapp Road
Malvern, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 484 395-2470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	REPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2021, Recro Pharma, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The following is a brief description of the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting.

Proposal 1 – Election of Class I Directors. Each of Winston Churchill, James Miller and Wayne Weisman were elected to the Board of Directors as Class I directors to serve until the Company’s 2024 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal as follows:

Name	For	Withheld	Broker Non-Votes
Winston Churchill	12,859,804	2,213,597	7,106,276
James Miller	14,888,832	184,569	7,106,276
Wayne Weisman	12,648,562	2,424,839	7,106,276

Proposal 2 – Amendment to the Second Amended and Restated Articles of Incorporation. The Amendment to the Company’s Second Amended and Restated Articles of Incorporation to increase the authorized number of shares of the Company’s common stock, par value $0.01 per share, from 50,000,000 shares to 95,000,000 shares was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,617,900	2,549,072	12,705	0

Proposal 3 – Adjournment of Annual Meeting if Insufficient Votes to Approve Proposal 2. There being a quorum present and sufficient votes cast in favor of Proposal 2, the Company’s shareholders were not asked to vote with respect to Proposal 3 at the Annual Meeting.

Proposal 4 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s named executive officers, on an advisory basis, was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,986,561	1,048,474	38,366	7,106,276

Proposal 5 – Ratification of Independent Registered Public Accountants. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,835,391	257,511	86,775	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Recro Pharma, Inc.

Date:	April 21, 2021	By:	/s/ J. David Enloe, Jr
J. David Enloe, Jr President and Chief Executive Officer